SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2015

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On April 15, 2015, C. R. Bard, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated (the “LTIP”) to increase the number of shares of common stock authorized to be issued under the LTIP by 1,500,00 shares for a total of 28,625,000 authorized shares under the LTIP. The purpose of the LTIP is to provide a variety of long-term incentive awards to attract and retain qualified employees.

The material features of the LTIP are described Exhibit 99.1, which is attached hereto and which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the copy of the LTIP, which is attached hereto as Exhibit 10.41 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The registrant held its Annual Meeting of Shareholders on April 15, 2015.

(b) Described below are the matters voted upon at the Annual Meeting of Shareholders and the number of votes for and against, abstentions and broker non-votes, as applicable.

Proposal No. 1 – Each of the 11 director nominees was elected. The results of the voting for each director nominee for a term of one year are set forth below:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
David M. Barrett	59,696,117	370,925	229,929	4,527,699
Marc C. Breslawsky	58,911,329	1,215,057	170,585	4,527,699
Herbert L. Henkel	58,908,389	1,205,856	182,726	4,527,699
John C. Kelly	59,960,393	128,820	207,758	4,527,699
David F. Melcher	59,884,669	190,945	221,357	4,527,699
Gail K. Naughton	59,465,331	671,081	160,559	4,527,699
Timothy M. Ring	57,927,107	2,030,369	339,495	4,527,699
Tommy G. Thompson	53,733,658	6,379,798	183,515	4,527,699
John H. Weiland	58,891,848	1,234,977	170,146	4,527,699
Anthony Welters	59,146,715	978,775	171,481	4,527,699
Tony L. White	58,968,436	1,158,391	170,144	4,527,699

Proposal No. 2 – Ratification of the appointment of KPMG LLP, as the Company’s independent registered public accounting firm for fiscal year 2015 – approved.

For	63,693,839
Against	1,011,489
Abstain	119,342

Proposal No. 3 – Approval of the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated – approved.

For	51,732,724
Against	8,397,917
Abstain	166,330
Broker non-votes	4,527,699

Proposal No. 4 – Approval of the compensation of our named executive officers, on an advisory basis – approved.

For	57,208,331
Against	2,678,711
Abstain	409,929
Broker non-votes	4,527,699

Proposal No. 5 – Shareholder proposal relating to sustainability reporting on environmental, social and governance (ESG) business practices – not approved.

For	18,800,933
Against	35,443,879
Abstain	6,052,159
Broker non-votes	4,527,699

Proposal No. 6 – Shareholder proposal relating to separating the Chair and CEO roles – not approved.

For	23,721,235
Against	36,408,805
Abstain	166,931
Broker non-votes	4,527,699

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.41*	2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated.

Exhibit 99.1	Description of 2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated.

*	This exhibit constitutes a management contract or a compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: April 16, 2015	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig Vice President, Law and Assistant Secretary

INDEX TO EXHIBITS

Exhibit 10.41	2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated.

Exhibit 99.1	Description of 2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated.